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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 31, 2003

                                ACETO CORPORATION

               (Exact name of registrant as specified in charter)


          New York                   0-4217                11-1720520
(State or other jurisdiction       (Commission          (IRS Employer
  of incorporation)                File Number)        Identification No.)


                  One Hollow Lane, Lake Success, New York 11042
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (516) 627-6000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 31, 2003, Aceto Corporation, a New York corporation ("Aceto" or the "Registrant"), through its wholly owned subsidiary Aceto Holding GmbH ("Aceto Holding"), acquired from Corange Deutschland Holding GmbH, a corporation formed under the laws of Germany (the "Seller"), all of the capital stock of Pharma Waldhof Beteiligungs GmbH ("Pharma Waldhof"), and all of the partnership interest of Pharma Waldhof GmbH & Co. KG. Pharma Waldhof is the general partner of Pharma Waldhof GmbH & Co. KG.

Based in Dusseldorf, Germany, Pharma Waldhof GmbH & Co. KG distributes biologically and chemically derived active pharmaceutical ingredients (APIs) currently used in therapeutic and diagnostic products. It is a worldwide provider of a patent-protected, biologically derived API used for a widely used diagnostic and therapeutic heart medication. Its primary customers include worldwide ethical and generic pharmaceutical companies.

The purchase price for the capital stock of Pharma Waldhof was US $30,000. The purchase price for the partnership interest of Pharma Waldhof GmbH & Co. KG was US $2,970,000. Additionally, the Registrant is to pay the Seller on January 31, 2004, an amount equal to certain accounts receivable, inventory, inventory in transit, and cash on hand less certain accounts payable.

The purchase price was determined by negotiation between the parties. Aceto intends to continue the business of

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Pharma Waldhof and to integrate that business into Aceto's business.

There are no material relationships between Corange Deutschand Holding GmbH and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

It is impracticable for the Registrant to file the financial statements of the business acquired as required hereunder at this time. Such information, however, will be filed by an amendment to this Form 8-K no later than March 15, 2004.

(b) Pro Forma Financial Information.

It is impracticable for the Registrant to file the pro forma financial information as required hereunder at this time. Such information, however, will be filed by an amendment to this Form 8-K no later than March 15, 2004.

(c) Exhibits.

Exhibit 2.1. - Share Purchase Agreement dated as of December 12, 2003 between Aceto Holding GmbH and Corange Deutschland Holding GmbH.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ACETO CORPORATION
                                            (Registrant)



                                         By:/s/ Leonard S. Schwartz
                                            -----------------------------
                                                  (Signature)
                                            Leonard S. Schwartz, Chairman
                                            CEO and President